Amendment to the By-Laws
of
The India Fund, Inc.

Pursuant to Article VIII of the Amended and Restated By-laws (the "By-laws") of The India
Fund, Inc. (the "Corporation"), Article II,
Section 5 of the By-laws is hereby amended and restated in its entirety as follows:

SECTION 5. Quorum; Voting.  Except as
otherwise provided by statute or by the
Corporation's Charter, the presence in person or by proxy of stockholders of the Corporation entitled to cast at least a majority of the votes entitled to be cast shall constitute a quorum at each meeting of the stockholders. Except as provided in the following sentence with respect to the election of directors and except as otherwise provided by statute or by the Corporation's Charter, a majority of the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting. With respect to the election of directors by stockholders, each director shall be elected by the vote of a majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present, provided that if the number of nominees for director, as determined by the Secretary of the Corporation, exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Section, a majority of the votes cast means that the number of shares voted "for" a director must exceed the number of votes cast "against" that director (with any "abstentions" and "broker nonvotes" not counted as a vote cast either "for" or "against" that director's election). In the absence of a quorum, the stockholders present in person or by proxy at the meeting, by majority vote and without notice other than by announcement at the meeting, may adjourn the meeting from time to time as provided in this
Section 5 until a quorum shall attend. The stockholders present at any duly organized meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.


Further, Article II, Section 6 of the By-laws is hereby amended and restated in its entirety as follows:

SECTION 6.  Adjournment.  Any meeting of the
stockholders may be adjourned from time to time by the Chairman whether or not a quorum is present and without notice other than by announcement at the meeting at which the adjournment is taken. At any adjourned meeting at which a quorum shall be present any action may be taken that could have been taken at the meeting originally called. A meeting of the stockholders may not be adjourned to a date more than one hundred twenty (120) days after the original record date.


Further, Article III, Section 4 of the By-laws is hereby amended and restated in its entirety as follows:

SECTION 4.  Resignation.  A director of the
Corporation may resign at any time by giving written notice of his resignation to the Board of Directors or the Chairman of the Board or the President or Secretary of the Corporation. Any resignation shall take effect at the time specified in it or, should the time when it is to become effective not be specified in it, upon the Board's acceptance of such resignation.

September 30, 2015

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The India Fund, Inc.

      Pursuant to a resolution duly adopted
by the Board of Directors of The India Fund,
Inc. (the "Corporation"), effective July 31,
2012, Article II, Section 1 of the
Corporation's By-Laws is amended and
restated in its entirety as follows:

Annual Meetings. The annual meeting of
stockholders for the election of Directors shall be held at such time and place as the Board of Directors shall select. Any business of the Corporation may be transacted at an annual meeting without the purposes having been specified in the notice unless otherwise provided by statute, the Corporation's Articles of Incorporation, as amended from time to time (the "Charter"), or these By-Laws.




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            SECTION 1.	Principal
Office in Maryland. The India Fund, Inc.
(the "Corporation") shall have a principal office in the City of Baltimore, State of Maryland.

            SECTION 2.	Other Offices.
The Corporation may have offices also at such other places within and without the State of Maryland as the Board of Directors may from time to time determine or as the business of the Corporation may require.



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            SECTION 1.	Annual Meetings.
The annual meeting of the stockholders of the Corporation shall be held on a date not less than ninety (90) days nor more than one hundred twenty (120) days following the end of the Corporation's fiscal year fixed from time to time by the Board of Directors. An annual meeting may be held at any place in or out of the State of Maryland and at any time, each as may be determined by the Board of Directors and designated in the notice of the meeting. Any business of the Corporation may be transacted at an annual meeting without the purposes having been specified in the notice unless otherwise provided by statute, the Corporation's Articles of Incorporation, as amended from time to time (the
"Charter"), or these By-Laws.

            SECTION 2.   Special Meetings.
Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Corporation's Charter, may be held at any place within the United States, and may be called at any time by the Board of Directors or by the Chairman or the President, and, subject to procedures set forth in Section 4 and this Section, shall be called by the Secretary (or in his absence, an Assistant Secretary) at the request in writing of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting upon payment by such stockholders to the Corporation of the reasonably estimated cost of preparing and mailing a notice of the meeting (which estimated cost shall be provided to such stockholders by the Secretary of the Corporation). A written request shall state the purpose or purposes of the proposed meeting.

            SECTION 3.	Notice of
Meetings. Written or printed notice of the purpose or purposes and of the time and place of every meeting of the stockholders shall be given by the Secretary of the Corporation to each stockholder of record entitled to vote at or to notice of the meeting, by placing the notice in the mail at least ten (10) days, but not more than ninety (90) days, prior to the date designated for the meeting addressed to each stockholder at his address appearing on the books of the Corporation or supplied by the stockholder to the Corporation for the purpose of notice. Notice of any meeting of stockholders shall be deemed waived by any stockholder who attends the meeting in person or by proxy, or who before or after the meeting submits a signed waiver of notice that is filed with the records of the meeting.

SECTION 4.	Notice of
Stockholder Business.

             (a)	At any annual or special
meeting of the stockholders, only such business shall be conducted, including, but not limited to, nominations of persons for election to the Board of Directors, as shall have been properly brought before the meeting. To be properly brought before an annual meeting, the business must be (i)
(A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (C) otherwise properly brought before the meeting by a stockholder of the Corporation (1) who was a stockholder of record at the time of giving notice provided for in
Section 4(b) below and on the record date for the determination of stockholders entitled to vote at such meeting, (2) who is entitled to vote at the meeting and (3) who complied with the notice(s) procedures set forth in Section 4(b) below, and
(ii) a proper subject under applicable law for stockholder action. To be properly brought before a special meeting, the business must be (i) (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder of the Corporation (1) who was a stockholder of record at the time of giving notice provided for in Section 4(b) below and on the record date for the determination of stockholders entitled to vote at such meeting, (2) who is entitled to vote at the meeting and (3) who complied with the notice(s) procedures set forth in Section 4(b) below, and (ii) a proper subject under applicable law for stockholder action.

            (b)	For any stockholder
proposal to be presented in connection with an annual or special meeting of stockholders of the Corporation (other than proposals made under Rule
14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Corporation, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation as provided in this Section 4.
To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation (a) in the case of an annual meeting, not less than ninety
(90) days nor more than one hundred twenty (120) days





prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation
14A under the Exchange Act and the rules and regulations promulgated thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a description of all arrangements or understanding between such stockholder and each proposed nominee or any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange
Act and the rules and regulations promulgated thereunder.

            (c)	Notwithstanding anything in
the By-Laws to the contrary, no business shall be conducted at any stockholder meeting except in accordance with the procedures set forth in this
Section 4 and no person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 4. The Chairman of the stockholder meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section
4, and if he should so determine, he shall so declare to the meeting that any such business not properly brought before the meeting shall not be considered or transacted. No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice of a stockholder proposal hereunder.

            SECTION 5.   Quorum; Voting.
Except as otherwise provided by statute or by the Corporation's Charter, the presence in person or by proxy of stockholders of the Corporation entitled to cast at least a majority of the votes entitled to be cast shall constitute a quorum at each meeting of the stockholders. A majority of the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting, except that a plurality of the votes cast at a meeting at which a quorum is present shall be sufficient to elect directors. In the absence of a quorum, the stockholders present in person or by proxy at the meeting, by majority vote and without notice other than by announcement at the meeting, may adjourn the meeting from time to time as provided in this Section 5 until a quorum shall attend. The stockholders present at any duly organized meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

            SECTION 6.   Adjournment.  Any
meeting of the stockholders may be adjourned from time to time, without notice other than by announcement at the meeting at which the adjournment is taken. At any adjourned meeting at which a quorum shall be present any action may be taken that could have been taken at the meeting originally called. A meeting of the stockholders may not be adjourned to a date more than one hundred twenty (120) days after the original record date.

            SECTION 7.   Organization.  At
every meeting of the stockholders, the Chairman of the Board, or in his absence or inability to act, the President, or in his absence or inability to act, a Vice President, or in the absence or inability to act of all the Vice Presidents, a chairman chosen by the stockholders, shall act as chairman of the meeting. The Secretary, or in his or her absence or inability to act, a person appointed by the chairman of the meeting, shall act as secretary of the meeting and keep the minutes of the meeting.

            SECTION 8.   Order of Business.
The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting.

            SECTION 9.   Proxies.  A
stockholder may vote the stock he owns of record either in person or by written proxy signed by the stockholder or by his duly authorized agent.
Stockholders may authorize others to act as proxies by means of facsimile signatures, electronic transmissions, internet transmissions, telegrams, datagrams, proxygrams and other reasonable means authorized or accepted by the Corporation, subject to the reasonable satisfaction of the Corporation that the stockholder has authorized the creation of the proxy. No proxy shall be valid after the expiration of eleven (11) months from the date thereof, unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases in which the proxy states that it is irrevocable and in which an irrevocable proxy is permitted by law.

            SECTION 10.   Fixing of Record
Date for Determining Stockholders Entitled to
Vote at Meeting. The Board of Directors shall set a record date for the purpose of determining stockholders entitled to vote at any meeting of the stockholders. The record date for a particular meeting shall be not more than ninety (90) nor fewer than ten (10) days before the date of the meeting. All persons who were holders of record of shares as of the record date of a meeting, and no others, shall be entitled to notice of and to vote at such meeting and any adjournment thereof.





            SECTION 11.  Inspectors.  The
Board of Directors may, in advance of any meeting of stockholders, appoint one (1) or more inspectors to act at the meeting or at any adjournment of the meeting. If the inspectors shall not be so appointed or if any of them shall fail to appear or act, the chairman of the meeting may appoint inspectors. Each inspector, before entering upon the discharge of his duties, shall, if required by the chairman of the meeting, take and sign an oath to execute faithfully the duties of inspector at the meeting with strict impartiality and according to the best of his ability. The inspectors, if appointed, shall determine the number of shares outstanding and the voting power of each share, the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do those acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting or any stockholder entitled to vote at the meeting, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as inspector of an election of directors.
Inspectors need not be stockholders of the Corporation.

            SECTION 12.   Consent of
Stockholders in Lieu of Meeting.  Except as
otherwise provided by statute or the Corporation's
Charter, any action required or permitted to be
taken at any annual or special meeting of
stockholders may be taken without a meeting,
without prior notice and without a vote, if the
following are filed with the records of
stockholders' meetings:
(a)	a unanimous written consent that sets
forth the action and is signed by each
stockholder entitled to vote on the matter and (b) a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote at the meeting.



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            SECTION 1. General Powers.
Except as otherwise provided in the
Corporation's Charter, the business and affairs of the Corporation shall be managed under the direction of the Board of Directors. All powers of the Corporation may be exercised by or under authority of the Board of Directors except as conferred on or reserved to the stockholders by law, by the Corporation's Charter or by these By-
Laws.

            SECTION 2.   Number, Election
and Term of Directors. The number of directors constituting the entire Board of Directors (which initially was fixed at one (1) Corporation's
Charter) may be changed from time to time by a majority of the entire Board of Directors;
provided, however, that the number of directors shall in no event be fewer than that required by law, nor more than twelve (12). Beginning with the first annual meeting of stockholders of the Corporation and if at such time, the number of directors shall be three (3) or more, (the "First
Annual Meeting"), the Board of Directors of the Corporation shall be divided into three classes:





Class I, Class II and Class III.  At the First
Annual Meeting, directors of Class I shall be elected to the Board of Directors for a term expiring at the next succeeding annual meeting of stockholders, directors of Class II shall be elected to the Board of Directors for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to the Board of Directors for a term expiring at the third succeeding annual meeting of stockholders. At each subsequent annual meeting of stockholders, the directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 5 of this Article III, and each director elected shall hold office for the term provided above and until his successor shall have been elected and shall have qualified, or until his death, or until he shall have resigned or have been removed as provided in these By-Laws, or as otherwise provided by statute or the Corporation's
Charter. Any vacancy created by an increase in directors may be filled in accordance with Section
5 of this Article III. No reduction in the number of directors shall have the effect of removing any director from office prior to the expiration of his term unless the director is specifically removed pursuant to Section 4 of this Article III at the time of the decrease.

            SECTION 3.   Chairman of the
Board of Directors. The Board of Directors may elect a Director as a Chairman of the Board. The
Chairman, if one is elected, or his or her delegate, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she is present. The Chairman shall perform such duties and have such powers as are assigned by the Board of Directors. The Chairman shall not be an officer of the Corporation for any purposes.
The Chairman shall have no greater liability as a result of serving as Chairman.

            SECTION 4.   Resignation.  A
director of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors or the Chairman of the Board or the President or the Secretary of the Corporation. Any resignation shall take effect at the time specified in it or, should the time when it is to become effective not be specified in it, immediately upon its receipt. Acceptance of a resignation shall not be necessary to make it effective unless the resignation states otherwise.

            SECTION 5.   Removal of
Directors. A director of the Corporation may be removed from office only for cause and then only by vote of the holders of at least seventy-five percent (75%) of the votes entitled to be cast for the election of directors.

            SECTION 6.   Vacancies.  Subject
to the provisions of the Investment Company Act of 1940 (the "1940 Act"), any vacancies in the Board of Directors, whether arising from death, resignation, removal or any other cause except an increase in the number of directors, shall be filled by a vote of the majority of the remaining
Directors whether or not sufficient to constitute a quorum. A majority of the entire Board may fill a vacancy that results from an increase in the number of directors. Notwithstanding the foregoing, if the stockholders of any class of the Corporation's capital stock are entitled separately to elect one or more directors, a majority of the remaining directors elected by that class or the sole remaining director elected by that class may fill any vacancy among the number of directors elected by that class. Any director appointed by the Board of Directors to fill a vacancy shall hold office only until the next annual meeting of stockholders of the Corporation and until a successor has been elected and qualifies. Any director elected by the stockholders to fill a vacancy shall hold office for the balance of the term of the director he replaced.

            SECTION 7. Place of
Meetings. Meetings of the Board may be
held at any place that the Board of Directors may from time to time determine or that is specified in the notice of the meeting.

            SECTION 8.   Regular Meetings.
Regular meetings of the Board of Directors may be held without notice at the time and place determined by the Board of Directors.

            SECTION 9. Special Meetings.
Special meetings of the Board of Directors may be called by two (2) or more directors of the Corporation or by the Chairman of the Board or the President.

            SECTION 10.  Annual Meeting.
The annual meeting of the newly elected and other directors shall be the first meeting after the meeting of the stockholders at which the newly elected directors were elected. No notice of such annual meeting shall be necessary if such meeting is held immediately after the adjournment, and at the site, of the meeting of stockholders. If not so held, notice shall be given as hereinafter provided for special meetings of the Board of Directors.

            SECTION 11.  Notice of Special
Meetings. Notice of each special meeting of the Board of Directors shall be given by the Secretary as hereinafter provided. Each notice shall state the time and place of the meeting and shall be delivered to each director, either personally or by telephone or other standard form of telecommunication, at least twenty-four (24) hours before the time at which the meeting is to be held, or by first-class mail, postage prepaid, addressed to the director at his residence or usual place of business, and mailed at least three (3) days before the day on which the meeting is to be held.

            SECTION 12.   Waiver of Notice
of Meetings. Notice of any special meeting need not be given to any director who shall, either before or after the meeting, sign a written waiver of notice that is filed with the records of the meeting or who shall attend the meeting.

            SECTION 13.  Quorum and
Voting. A majority of the entire Board of Directors shall constitute a quorum for the transaction of business, and except as otherwise expressly required by statute, the Corporation's
Charter or these By-Laws, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board.

            SECTION 14.   Organization.  The
Chairman of the Board shall preside at each meeting of the Board. In the absence or inability of the Chairman of the Board to act, the President
(if he is a director), or, in his absence or inability to act, another director chosen by a majority of the directors present, shall act as chairman of the meeting and preside at the meeting. The Secretary
(or, in his or her absence or inability to act, any person appointed by the chairman) shall act as secretary of the meeting and keep the minutes of the meeting.





            SECTION 15.   Committees.  The
Board of Directors may designate one (1) or more committees of the Board of Directors, including an executive committee, each consisting of one (1) or more directors. To the extent provided in the resolutions adopted by the Board of Directors, and permitted by law, the committee or committees shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Any committee or committees shall have the name or names determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and provide those minutes to the Board of Directors when required. The members of a committee present at any meeting, whether or not they constitute a quorum, may appoint a director to act in the place of an absent member.

            SECTION 16.   Written Consent of
Directors in Lieu of a Meeting. Subject to the provisions of the 1940 Act, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board or committee.

            SECTION 17.   Telephone
Conference. Members of the Board of Directors or any committee of the Board may participate in any Board or committee meeting by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at the meeting, provided, however, that such participation shall not constitute presence in person with respect to matters which the 1940
Act, and the rules thereunder require the approval of directors by vote cast in person at a meeting.

            SECTION 18.   Compensation.
Each director shall be entitled to receive compensation, if any, as may from time to time be fixed by the Board of Directors, including a fee for each meeting of the Board or any committee thereof, regular or special, he attends.
Directors may also be reimbursed by the
Corporation for all reasonable expenses incurred in traveling to and from the place of a Board or committee meeting.



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            SECTION 1.  Number and
Qualifications. The officers of the Corporation shall be a President, a Secretary, a Treasurer, and an Assistant Secretary, each of whom shall be elected by the Board of Directors. The Board of Directors may elect or appoint one (1) or more
Vice Presidents and may also appoint any other officers, assistant officers, agents and employees it deems necessary or proper. Any two (2) or more offices may be held by the same person, except the offices of President and Vice
President, but no officer shall execute, acknowledge or verify in more than one (1) capacity any instrument required by law to be executed, acknowledged or verified by more than one officer. Officers shall be elected by the Board of





Directors each year at its first meeting held after the annual meeting of stockholders, each to hold office until the meeting of the Board following the next annual meeting of the stockholders and until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned or have been removed, as provided in these By-Laws. The
Board of Directors may from time to time elect such officers (including one or more Assistant
Vice Presidents, one or more Assistant Treasurers and one or more Assistant Secretaries) and may appoint, or delegate to the President the power to appoint, such agents as may be necessary or desirable for the business of the Corporation.
Such other officers and agents shall have such duties and shall hold their offices for such terms as may be prescribed by the Board or by the appointing authority.

            SECTION 2.	Resignations.
Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors, the Chairman of the Board, the President or the Secretary. Any resignation shall take effect at the time specified therein or, if the time when it shall become effective is not specified therein, immediately upon its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

            SECTION 3.   Removal of
Officer, Agent or Employee. Any officer, agent or employee of the Corporation may be removed by the Board of Directors with or without cause at any time, and the Board may delegate the power of removal as to agents and employees not elected or appointed by the Board of Directors.
Removal shall be without prejudice to the person's contract rights, if any, but the appointment of any person as an officer, agent or employee of the Corporation shall not of itself create contract rights.

            SECTION 4.   Vacancies.  A
vacancy in any office, whether arising from death, resignation, removal or any other cause, may be filled for the unexpired portion of the term of the office that shall be vacant, in the manner prescribed in these By-Laws for the regular election or appointment to the office.

            SECTION 5.   Compensation.
The compensation of the officers of the
Corporation shall be fixed by the Board of Directors, but this power may be delegated to any officer with respect to other officers under his control.

            SECTION 6.   Bonds or Other
Security. If required by the Board, any officer, agent or employee of the Corporation shall give a bond or other security for the faithful performance of his duties, in an amount and with any surety or sureties as the Board may require.

            SECTION 7.   President.  The
President shall be the chief executive officer of
the Corporation and principle executive officer
for purposes of filings with the Securities and
Exchange Commission.  The President shall, in
the absence of the Chairman of the Board of
Directors, preside at all meetings of the
stockholders and directors.  He shall sign and
execute all instruments required to be signed and
executed by the President of the Corporation.  He
shall  also have such other duties and
responsibilities as shall be assigned to him by the
Chairman or        the Board of Directors.





            SECTION 8. Vice President.
Each Vice President shall have the powers and perform the duties that the Board of Directors or the Chairman of the Board may from time to time prescribe.

            SECTION 9.   Treasurer.  Subject
to the provisions of any contract that may be
entered into with any custodian pursuant to
authority granted by the Board of Directors, the
Treasurer shall have charge of all receipts and
disbursements of the Corporation and shall have
or provide for the custody of the Corporation's
funds and securities; he shall have full authority
to receive and give receipts for all money due
and payable to the Corporation, and to endorse
checks, drafts, and warrants, in its name and on its
behalf and to give full discharge for the same; he
shall deposit all funds of the Corporation, except
those that may be required for current use, in such
banks or other places of deposit as the Board of
Directors may from time to time designate; and, in
general, he shall perform all duties incident to the
office of Treasurer and such other  duties as may
from time to time be assigned to him by the Board
of Directors or the Chairman of         the Board.

            SECTION 10.  Assistant
Treasurers. The Assistant Treasurers in the order of their seniority, unless otherwise determined by the Chairman of the Board or the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers as the Chairman or the Board of Directors may from time to time prescribe.

SECTION 11.   Secretary.  The
Secretary shall:

            (a)	keep or cause to be kept in
one or more books provided for the purpose, the minutes of all meetings of the Board of Directors, the committees of the Board and the stockholders;

            (b)	see that all notices are duly
given in accordance with the provisions of these By-Laws and as required by law;

            (c)	be custodian of the records
and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

            (d)	see that the books, reports,
statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

            (e)	in general, perform all the
duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors or the Chairman of the Board.

            SECTION 12.   Assistant
Secretaries. The Assistant Secretaries in the order of their seniority, unless otherwise determined by the Chairman of the Board or the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

            SECTION 13.  Delegation of
Duties. In case of the absence of any officer of the Corporation, or for any other reason that the Board of Directors may deem sufficient, the Board may confer for the time being the powers or duties, or any of them, of such officer upon any other officer or upon any director.



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            SECTION 1.  Stock Certificates.
Unless otherwise provided by the Board of Directors and permitted by law, each holder of stock of the Corporation shall be entitled upon specific written request to such person as may be designated by the Corporation to have a certificate or certificates, in a form approved by the Board, representing the number of shares of stock of the Corporation owned by him;
provided, however, that certificates for fractional shares will not be delivered in any case. The certificates representing shares of stock shall be signed by or in the name of the Corporation by the Chairman of the Board, the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer and may be sealed with the seal of the Corporation. Any or all of the signatures or the seal on the certificate may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before the certificate is issued, it may be issued by the Corporation with the same effect as if the officer, transfer agent or registrar was still in office at the date of issue.

            SECTION 2.   Stock Ledger.
There shall be maintained a stock ledger containing the name and address of each stockholder and the number of shares of stock of each class the shareholder holds. The stock ledger may be in written form or any other form which can be converted within a reasonable time into written form for visual inspection. The original or a duplicate of the stock ledger shall be kept at the principal office of the Corporation or at any other office or agency specified by the Board of Directors.

            SECTION 3.   Transfers of
Shares. Transfers of shares of stock of the Corporation shall be made on the stock records of the Corporation only by the registered holder of the shares, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and on surrender of the certificate or certificates, if issued, for the shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person in whose name any share or shares stand on the record of stockholders as the owner of the share or shares for all purposes, including, without limitation, the rights to receive dividends or other


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distributions and to vote as the owner, and the
Corporation shall not be bound to recognize any equitable or legal claim to or interest in any such share or shares on the part of any other person.

            SECTION 4.   Regulations.  The
Board of Directors may authorize the issuance of uncertificated securities if permitted by law. If stock certificates are issued, the Board of Directors may make any additional rules and regulations, not inconsistent with these By-Laws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation. The Board may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more transfer clerks and one or more registrars and may require all certificates for shares of stock to bear the signature or signatures of any of them.

            SECTION 5.   Lost, Destroyed or
Mutilated Certificates. The holder of any certificate representing shares of stock of the Corporation shall immediately notify the
Corporation of its loss, destruction or mutilation and the Corporation may issue a new certificate of stock in the place of any certificate issued by it that has been alleged to have been lost or destroyed or that shall have been mutilated. The
Board may, in its discretion, require the owner
(or his legal representative) of a lost, destroyed or mutilated certificate to give to the Corporation a bond in a sum, limited or unlimited, and in a form and with any surety or sureties, as the Board in its absolute discretion shall determine, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate, or issuance of a new certificate. Anything herein to the contrary notwithstanding, the Board of Directors, in its absolute discretion, may refuse to issue any such new certificate, except pursuant to legal proceedings under the laws of the State of Maryland.

            SECTION 6.   Fixing of Record
Date for Dividends, Distributions, etc.  The
Board may fix, in advance, a date not more than ninety (90) days preceding the date fixed for the payment of any dividend or the making of any distribution or the allotment of rights to subscribe for securities of the Corporation, or for the delivery of evidences of rights or evidences of interests arising out of any change, conversion or exchange of common stock or other securities, as the record date for the determination of the stockholders entitled to receive any such dividend, distribution, allotment, rights or interests, and in such case only the stockholders of record at the time so fixed shall be entitled to receive such dividend, distribution, allotment, rights or interests.



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            SECTION 1.	Indemnification
of Directors and Officers. Any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the Maryland
General Corporation Law, the Securities Act of
1933, as amended (the "1933 Act"), and the 1940
Act, as those statutes are now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). Any repeal or modification of the 1933 Act, the 1940
Act or these By-Laws shall not in any way diminish any rights to indemnification hereunder except as required by law.

            SECTION 2.   Advances.  Any
current or former director or officer of the Corporation claiming indemnification within the scope of this Article VI shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the Maryland General Corporation Law, the 1933
Act, and the 1940 Act, as those statutes are now or hereafter in force; provided, however, that the person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither
"interested persons" as defined in Section
2(a)(19) of the 1940 Act, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall determine, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

            SECTION 3.	Procedure.  At the
request of any current or former director or officer, or any employee or agent whom the Corporation proposes to indemnify, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the 1933
Act, and the 1940 Act, as those statutes are now or hereafter in force, whether the standards required by this Article VI have been met;
provided, however, that indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought, finding that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

             SECTION 4.   Indemnification of
Employees and Agents. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, in accordance with the procedures set forth in this Article VI to the extent permissible under the Maryland General Corporation Law, the 1933 Act, and the 1940 Act, as those statutes are now or hereafter in force, and to such further extent, consistent with the foregoing, as may be provided by action of the Board of Directors or by contract.

            SECTION 5.   Other Rights.  The
indemnification provided by this Article VI shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of stockholders or disinterested directors or otherwise, both as to action by a director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

            SECTION 6.   Insurance.  The
Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or who, while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, against any liability asserted against and incurred by him in any such capacity, or arising out of his status as such, provided that no insurance may be obtained by the Corporation for liabilities against which it would not have the power to indemnify him under this Article VI or applicable law.



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            The seal of the Corporation shall
be circular in form and shall bear the name of the Corporation, the year of its incorporation, the words "Corporate Seal" and "Maryland" and any emblem or device approved by the Board of Directors. The seal may be used by causing it or a facsimile to be impressed or affixed or in any other manner reproduced. In lieu of affixing the seal, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a corporate seal to place the word "(seal)" adjacent to the signature of the person authorized to sign the document on behalf of the Corporation.


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            These By-Laws may be amended
by the Board of Directors, subject to the requirements of the 1940 Act; provided, however, that no amendment of these By-Laws shall affect any right of any person under Article VI hereof based on any event, omission or proceeding prior to the amendment. These By-Laws may not be amended by the stockholders of the Corporation.

Ex-77.Q.1.